SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):

                                November 12, 1998
                              ---------------------

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

       0-22735                                                  11-2617048
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(Commission File No.)                                        (I.R.S. Employer
                                                            Identification No.)

 511 Ocean Avenue, Massapequa, New York                           11758
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (516) 795-5100
                               ------------------
              (Registrant's telephone number, including area code)

                              Robocom Systems Inc.
          -------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)


                               Page 1 of 5 Pages

Item 5. Other Events.

      On November 12, 1998, the Company changed its name from Robocom Systems Inc. to Robocom Systems International Inc.


Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit
Number                        Exhibit Title

99.1    Press Release issued on November 17, 1998.


                               Page 2 of 5 Pages

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 17, 1998

                                    ROBOCOM SYSTEMS INTERNATIONAL INC.


                                    By:   /s/ Irwin Balaban
                                          ---------------------------------
                                          Irwin Balaban
                                          President & Chief
                                            Executive Officer


                                    By:   /s/ Elizabeth A. Burke
                                          ---------------------------------
                                          Elizabeth A. Burke
                                          Vice President-Finance and
                                          Chief Financial Officer
                                          (principal financial
                                          and accounting officer)


                               Page 3 of 5 Pages